2017 Second-Quarter Results July 20, 2017 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the second quarter of 2017 and comparing them to the same period in 2016 ● Unless otherwise stated, references to total industry, total market, PMI volume and PMI market share performance reflect cigarettes and PMI’s heated tobacco units for those markets that have commercial sales of IQOS ● A glossary of terms, adjustments and other calculations, as well as reconciliations to the most directly comparable U.S. GAAP measures, are at the end of today’s webcast slides, which are posted on our website ● "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI ● PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation, customs classifications or excise taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended March 31, 2017. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 Q2, 2017: Highlights ● Strong currency-neutral financial results, including growth in adjusted diluted EPS of 8.7% ● Sequential improvement in our total shipment volume decline vs. Q1 ● Marlboro market share growth across a broad range of geographies ● Continued positive momentum for IQOS, notably in Japan, but also across other launch markets Note: Total shipment volume includes cigarettes and heated tobacco units Source: PMI Financials or estimates

5 Revising 2017 EPS Guidance for Currency Only ● Revising 2017 reported diluted EPS guidance, for currency only, to $4.78 to $4.93 at prevailing exchange rates, compared to $4.48 in 2016: - Now includes approximately 14 cents of unfavorable currency at prevailing exchange rates (vs. 8 cents previously) - Includes four cents for favorable tax item recorded in Q1, 2017 - No share repurchases ● Excluding currency and the favorable tax item, our guidance continues to represent a growth rate of approximately 9% to 12% versus our adjusted diluted EPS of $4.48 in 2016 ● Expect higher currency-neutral growth in H2, 2017, mainly reflecting increased heated tobacco unit shipment volume, partly offset by continued investments behind the commercialization of IQOS Source: PMI Financials or estimates

6 Currency Impact on EPS 6 Note: Currency impact represents the variance vs. prior year Source: PMI Financials or estimates 2017 Guidance April 20th July 20th Variance Japanese Yen 0.01 (0.04) (0.05) Russian Ruble 0.10 0.06 (0.04) Egyptian Pound (0.03) (0.05) (0.02) Euro (0.07) (0.05) 0.02 Turkish Lira (0.07) (0.05) 0.02 Others (0.02) (0.01) 0.01 Total Currency Impact (0.08) (0.14) (0.06) ($ per share)

7 Note: Figures do not sum due to rounding Source: PMI Financials or estimates PMI Volume: Q2, 2017 Decline Driven Mainly by the Industry ● PMI volume down by 5.0%, due mainly to lower cigarette industry volume in: - Asia Region: Indonesia, Pakistan and the Philippines - EEMA Region: Russia and Turkey ● PMI cigarette volume decline partly offset by the strong growth of our heated tobacco products, principally in Japan (9.7) (0.6) (0.3) 210.4 199.9 Q2, 2016 Industry SoM Inventory Q2, 2017 PMI Volume (units billion)

8 PMI Volume: Sequential Improvement in Q2, 2017 (9.4) (7.1) (10.2) (11.1) (9.7) (5.0) (0.6) (5.4) 1.4 (9.8) Asia LA&C Source: PMI Financials or estimates Volume Variances vs. PY (%) EU EEMA Q1, 2017 Q2, 2017 FY, 2017: Anticipate total volume decline of 3% to 4%, broadly in line with 2016

9 Q2, 2017: Strong Financial Results, ex-Currency Source: PMI Financials or estimates 7.0 5.9 8.7 Net Revenues Adjusted OCI Adjusted Diluted EPS Growth vs. PY (%)

10 Q1 Q2 Q3 Q4 Q1 Q2 55 123 212 343 435 615 Q2, 2017: Strong Sequential Growth Trend in RRP Net Revenues Note: "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. Pack design and visual are for illustrative purposes only Source: PMI Financials or estimates ($ millions) Contribution to Total Net Revenues 0.9% 1.8% 3.0% 4.9% 7.2% 8.9% 2016 2017

11 ● Q2, 2017: pricing variance supported by all Regions ● H1, 2017: pricing variance represents 6.1% of our H1, 2016 net revenues, despite no net pricing in Russia PMI: Pricing Variance Source: PMI Financials or estimates 272 408 344 367 616 775 H1, 2016 H1, 2017 Pricing Variance ($ million) Q2 Q1

12 PMI: Market Share Growing Sequentially 12 Note: Excluding China and the U.S. Source: PMI Financials or estimates 26.3 26.9 0.5 0.7 26.8 27.6 Q1, 2017 Q2, 2017 Cigarettes PMI International Market Share (%) +0.8pp Heated Tobacco Units

13 Source: PMI Financials or estimates EU Region: Sequential Improvement in Industry Volume vs. Q1, 2017 ● Total industry volume down by 1.0% in Q2, 2017: - Sequential improvement vs. Q1, 2017 - Full-year 2017 decline forecast of 2% to 3% ● Regional share down in Q2, 2017, mainly due to: - Germany, Italy and Spain - Partly offset by France and Poland ● Adjusted OCI down by 3.7% in Q2, 2017, ex-currency, primarily reflecting higher investments behind IQOS 38.4 38.2 Q2, 2016 Q2, 2017 PMI Regional Market Share (%) (0.2)pp

14 Note: Low includes super-low Source: PMI Financials or estimates, and Nielsen Russia: Solid Share Performance in Increasingly Competitive Environment ● Total industry volume down by 6.2% in Q2, 2017: - Primarily reflecting excise tax-driven price increases - Full-year 2017 decline forecast of 5% to 6% ● Fairly stable sequential share performance over the past four quarters ● Lower-than-anticipated price realization due to increased competitive pricing PMI Cigarette Market Share (%) 16.3 17.4 5.5 4.8 5.2 4.9 27.0 27.1 QTD May 2016 QTD May 2017 +0.1pp Low Mid Premium

15 Source: PMI Financials or estimates Philippines: Strong Performance of Marlboro Continued in Q2, 2017 ● Profitability growth driven by higher pricing and favorable portfolio mix ● Marlboro cigarette share growth, driven by in-switching from lower- priced brands ● Sequential improvement vs. Q1: - Cigarette share up by 0.2 points - Moderation in the cigarette industry volume decline - Reduction in price gaps 27.8 31.6 Q2, 2016 Q2, 2017 Marlboro Cigarette Market Share (%) +3.8pp

16 Source: PMI Financials or estimates Indonesia: Weaker Cigarette Industry Volume in Q2, 2017 ● Cigarette industry volume down by 11.6%, impacted by: - Unfavorable inventory movements related to the timing of Ramadan - Above-inflation tax-driven retail price increases - Higher utility prices ● Full-year 2017 cigarette industry volume decline forecast of around 3% ● Cigarette share down by 0.6 points: - Mainly due to the soft performance of our hand- rolled kretek portfolio (SKT) - Partly offset by gains from Marlboro Filter Black and Dji Sam Soe Magnum Mild in the machine- made kretek segment (SKM) 5.1 5.4 Q2, 2016 Q2, 2017 Marlboro Cigarette Market Share (%) +0.3pp 28.7 29.1 Q2, 2016 Q2, 2017 PMI Share of SKM Segment (%) +0.4pp

Japan: Spectacular Growth from *HeatSticks* in Q2, 2017

PHILIP MORRIS INTERNATIONAL

- *HeatSticks* continued to drive our results:
  - Volume up by 37% vs. Q1, 2017
  - Over 40% of our total shipments in Japan
- Total industry volume down by 3.2%, excluding inventory movements:
  - Consistent with secular decline rate for cigarettes prior to *IQOS*
- Expanded the availability of two new *HeatSticks* variants



Marlboro
IQOS
Marlboro
IQOS



PMI Market Share (%)
+4.5pp
27.5
32.0
Cigarettes
HeatSticks
2.2
10.0
Q2, 2016
Q2, 2017

Note: Pack designs are for illustrative purposes only
Source: PMI Financials or estimates, and Tobacco Institute of Japan

17

18 IQOS: HeatSticks Offtake Share Growth Continues in Japan Week ending: Sep-6 Apr-24 Jan-29 Apr-2 Jul-2 Variance Jul-2 vs. Apr-2 Fukuoka 0.3 2.7 7.4 8.9 11.4 +2.5pp Sendai 0.5 5.1 12.9 14.9 17.1 +2.2pp Tokyo 0.4 4.0 9.5 11.6 14.8 +3.2pp National n/a 2.2 7.6 9.6 12.7 +3.1pp Weekly Offtake Shares (%) Note: Offtake share represents select C-Store sales volume for HeatSticks as a percentage of the total retail sales volume for cigarettes and heated tobacco units Source: PMI Financials or estimates 2017 2015 2016

19

20 Japan Italy Switzerland Portugal Romania National SoM (%) Focus Area (June 2017) National 5 cities 6 cities Lisbon 16 cities Approximate Weighted Distribution Coverage(a) 92% 64% 42% 34% 11% (a) Portion of the national cigarette distribution coverage in which heated tobacco products are also sold (as of June 2017) Note: Underlying share data is unrounded Source: PMI Financials or estimates, and Tobacco Institute of Japan 3.5 4.9 7.1 10.0 Q3 Q4 Q1 Q2 IQOS: Growing Heated Tobacco Unit National Market Shares 2016 0.1 0.3 0.5 0.6 Q3 Q4 Q1 Q2 0.4 0.7 0.9 0.9 Q3 Q4 Q1 Q2 0.1 0.2 0.4 0.6 Q3 Q4 Q1 Q2 0.1 0.2 0.4 0.7 Q3 Q4 Q1 Q2 2017 2016 2017 2016 2017 2016 2017 2016 2017

21 Germany Greece Russia Spain Ukraine Offtake SoM (%) Focus Area (June 2017) Berlin, Frankfurt & Munich Athens Region Moscow Barcelona & Madrid 5 cities Focus Area Cigarette Industry Volume Coverage(a) 8% 30% 7% 26% 24% (a) Portion of cigarette industry volume covered by IQOS focus area in each market (as of June 2017) Note: Underlying share data is unrounded Source: PMI Financials or estimates 0.1 0.3 0.6 0.8 Q3 Q4 Q1 Q2 IQOS: Growing Heated Tobacco Unit Offtake Shares 2016 ̶ 0.5 1.5 2.0 Q3 Q4 Q1 Q2 0.2 0.3 0.5 0.6 Q3 Q4 Q1 Q2 <0.1 0.1 0.2 Q3 Q4 Q1 Q2 0.1 0.1 0.3 0.7 Q3 Q4 Q1 Q2 2017 2016 2017 2016 2017 2016 2017 2016 2017

22 Conclusion: Outlook Remains Strong for Full-Year 2017 ● Robust Q2, 2017 results, reflecting sequential improvements in total volume and market share ● Strong currency-neutral net revenue growth in Q2, driven by continued momentum of IQOS and favorable pricing: - Now expect full-year 2017 currency-neutral net revenue growth of over 7% ● Our 2017 guidance, revised today for currency only, continues to reflect a growth rate of approximately 9% to 12%, excluding currency and the favorable tax item recorded in the first quarter, compared to adjusted diluted EPS of $4.48 in 2016 ● Continue to target operating cash flow(a) of approximately $8.5 billion and capital expenditures of $1.6 billion (a) Net cash provided by operating activities Source: PMI Financials or estimates

Lorem ipsum sit amet dolor donec 2017 Second-Quarter Results Questions & Answers Have you downloaded the PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download Or go to: www.pmi.com/irapp

Glossary and Reconciliation of Non-GAAP Measures

25 Glossary: General Terms ● "PMI" refers to Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● Trademarks are italicized ● Comparisons are made to the same prior-year period, unless otherwise stated ● Unless otherwise stated, references to total industry, total market, PMI volume and PMI market share performance reflect cigarettes and PMI’s heated tobacco units for those markets that have commercial sales of IQOS ● References to total international market, defined as worldwide cigarette and PMI heated tobacco unit volume excluding the United States, total industry, total market and market shares are PMI tax-paid estimates based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business ● "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined ● "OTP" is defined as other tobacco products, primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products ● "PMI volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume ● "EU" is defined as the European Union Region ● "EEMA" is defined as Eastern Europe, Middle East and Africa and includes PMI's international duty free business ● "LA&C" is defined as the Latin America & Canada Region ● SKM stands for machine-made kretek ● SKT stands for hand-rolled kretek ● SoM stands for share of market

26 Glossary: Financial Terms ● Net revenues exclude excise taxes ● Net revenues, excluding excise taxes, related to combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives ● "Operating Companies Income," or "OCI," is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income)/loss in unconsolidated subsidiaries, net. Management evaluates business segment performance and allocates resources based on OCI ● Management reviews OCI, OCI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items

27 Glossary: Reduced-Risk Products ● Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke ● IQOS is the brand name under which PMI has chosen to commercialize its Platform 1 controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol ● "Heated tobacco units" is the term PMI uses to refer to heated tobacco consumables, which include HEETS, HEETS Marlboro and HEETS FROM MARLBORO, defined collectively as HEETS, as well as Marlboro HeatSticks and Parliament HeatSticks ● Aerosol refers to a gaseous suspension of fine solid particles and/or liquid droplets ● Net revenues, excluding excise taxes, related to RRPs represent the sale of heated tobacco units, IQOS devices and related accessories, and other nicotine-containing products, primarily e-vapor products, net of sales and promotion incentives ● Heated tobacco unit offtake volume represents the estimated retail offtake of heated tobacco units based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms ● Heated tobacco unit offtake share represents the estimated retail offtake volume of heated tobacco units divided by the sum of estimated total offtake volume for cigarettes, heated tobacco units and, where the data is available, other RRPs ● National market share for heated tobacco units is defined as the total sales volume for heated tobacco units as a percentage of the total estimated sales volume for cigarettes and heated tobacco units ● "Converted IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks/HEETS heated tobacco units for over 95% of their daily tobacco consumption over the past seven days ● "Predominant IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks/HEETS heated tobacco units for between 70% and 95% of their daily tobacco consumption over the past seven days

28 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 2016 Reported Diluted EPS 4.48$ Adjustments: Asset impairment and exit costs - Tax items - Adjuste Diluted EPS 4.48$

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2017 Net Revenues	2017 Less Excise Taxes	2017 Net Revenues excluding Excise Taxes	2017 Less Currency	2017 Net Revenues excluding Excise Taxes & Currency	2017 Less Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions		2016 Net Revenues	2016 Less Excise Taxes	2016 Net Revenues excluding Excise Taxes	% Change in Net Revenues excluding Excise Taxes: Total	% Change: Excluding Currency	% Change: Excluding Currency & Acquisitions
$ 6,921	$ 4,811	$ 2,110	$ (92)	$ 2,202	$ -	$ 2,202	European Union	$ 7,134	$ 4,979	$ 2,155	(2.1)%	2.2%	2.2%
4,492	2,817	1,675	(62)	1,737	-	1,737	EEMA	4,531	2,867	1,664	0.7%	4.4%	4.4%
5,367	2,983	2,384	(21)	2,405	-	2,405	Asia	5,212	3,079	2,133	11.8%	12.8%	12.8%
2,539	1,791	748	(20)	768	-	768	Latin America & Canada	2,164	1,467	697	7.3%	10.2%	10.2%
$ 19,319	$ 12,402	$ 6,917	$ (195)	$ 7,112	$ -	$ 7,112	PMI Total	$ 19,041	$ 12,392	$ 6,649	4.0%	7.0%	7.0%

2017 Operating Companies Income	2017 Less Currency	2017 Operating Companies Income excluding Currency	2017 Less Acquisitions	2017 Operating Companies Income excluding Currency & Acquisitions		2016 Operating Companies Income	% Change in Operating Companies Income: Total	% Change: Excluding Currency	% Change: Excluding Currency & Acquisitions
$ 969	$ (61)	$ 1,030	$ -	$ 1,030	European Union	$ 1,070	(9.4)%	(3.7)%	(3.7)%
733	(87)	820	-	820	EEMA	794	(7.7)%	3.3%	3.3%
836	(25)	861	-	861	Asia	749	11.6%	15.0%	15.0%
268	(26)	294	-	294	Latin America & Canada	224	19.6%	31.3%	31.3%
$ 2,806	$ (199)	$ 3,005	$ -	$ 3,005	PMI Total	$ 2,837	(1.1)%	5.9%	5.9%

29

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2017								2016			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 969	$ -	$ 969	$ (61)	$ 1,030	$ -	$ 1,030	European Union	$ 1,070	$ -	$ 1,070	(9.4)%	(3.7)%	(3.7)%
733	-	733	(87)	820	-	820	EEMA	794	-	794	(7.7)%	3.3%	3.3%
836	-	836	(25)	861	-	861	Asia	749	-	749	11.6%	15.0%	15.0%
268	-	268	(26)	294	-	294	Latin America & Canada	224	-	224	19.6%	31.3%	31.3%
$ 2,806	**$ -**	**$ 2,806**	**$ (199)**	**$ 3,005**	**$ -**	**$ 3,005**	**PMI Total**	**$ 2,837**	**$ -**	**$ 2,837**	**(1.1)%**	**5.9%**	**5.9%**

2017							2016			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 1,030	$ 2,202	46.8%	$ 1,030	$ 2,202	46.8%	European Union	$ 1,070	$ 2,155	49.7%	(2.9)	(2.9)
820	1,737	47.2%	820	1,737	47.2%	EEMA	794	1,664	47.7%	(0.5)	(0.5)
861	2,405	35.8%	861	2,405	35.8%	Asia	749	2,133	35.1%	0.7	0.7
294	768	38.3%	294	768	38.3%	Latin America & Canada	224	697	32.1%	6.2	6.2
$ 3,005	**$ 7,112**	**42.3%**	**$ 3,005**	**$ 7,112**	**42.3%**	**PMI Total**	**$ 2,837**	**$ 6,649**	**42.7%**	**(0.4)**	**(0.4)**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

30

31 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended June 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 1.14$ 1.15$ (0.9)% Adjustments: Asset impairment and exit costs - - Tax items - - Adjuste iluted EPS 1.14$ 1.15$ (0.9)% Less: Currency impact (0.11) Adjusted Diluted EPS, excluding Currency 1.25$ 1.15$ 8.7%

32 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended June 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 1.14$ 1.15$ (0.9)% Less: Currency impact (0.11) Reported Diluted EPS, excluding Currency 1.25$ 1.15$ 8.7%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Selected Financial Data by Product Category
($ in millions)
(Unaudited)

	2016					
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full-Year	
Net Revenues						
Combustible Products[(a)]	$ 16,732	$ 18,917	$ 19,721	$ 18,844	$ 74,214	
Reduced-Risk Products[(b)]	56	124	214	345	739	(c)
PMI Total	**$ 16,788**	**$ 19,041**	**$ 19,935**	**$ 19,189**	**$ 74,953**	

	2016					
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full-Year	
Net Revenues excluding Excise Taxes[(e)]						
Combustible Products	$ 6,028	$ 6,526	$ 6,770	$ 6,628	$ 25,952	
Reduced-Risk Products	55	123	212	343	733	(d)
PMI Total	**$ 6,083**	**$ 6,649**	**$ 6,982**	**$ 6,971**	**$ 26,685**	

(a) Net revenue amounts for our combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our cigarettes and other tobacco products combined. Other tobacco products primarily include tobacco for roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos and do not include reduced-risk products

(b) Net revenue amounts for our reduced-risk products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our heated tobacco units, our *IQOS* devices and related accessories, and other nicotine-containing products, which primarily include our e-vapor products. Reduced-risk products is the term we use to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. We have a range of reduced-risk products in various stages of development, scientific assessment and commercialization. Because our reduced-risk products do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

(c) Primarily in Asia Region. Reduced-risk products net revenues in our Asia Region are as follows: Q1: $47, Q2: $111, Q3: $196, Q4: $312 and full year: $666

(d) Primarily in Asia Region. Reduced-risk products net revenues, excluding excise taxes, in our Asia Region are as follows: Q1: $47, Q2: $111, Q3: $196,Q4: $312 and full year: $666

(e) PMI often collects excise taxes from its customers and then remits them to governments, and, in those circumstances, PMI includes the excise taxes in its net revenues and in excise taxes on products. In some jurisdictions, including Japan, PMI is not responsible for collecting excise taxes

33

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Selected Financial Data by Product Category
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

2017 Net Revenues[(a)]	2017 Less Excise Taxes[(c)]	2017 Net Revenues excluding Excise Taxes	2017 Less Currency	2017 Net Revenues excluding Excise Taxes & Currency	2017 Less Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions	Combustible Products	2016 Net Revenues[(a)]	2016 Less Excise Taxes[(c)]	2016 Net Revenues excluding Excise Taxes	% Change in Combustible Products Net Revenues excluding Excise Taxes: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 5,852	$ 4,143	$ 1,709	$ (55)	$ 1,764	$ -	$ 1,764	European Union	$ 6,134	$ 4,279	$ 1,855	(7.9)%	(4.9)%	(4.9)%
3,687	2,218	1,470	(99)	1,569	-	1,569	EEMA	3,998	2,395	1,603	(8.3)%	(2.1)%	(2.1)%
4,442	2,597	1,845	38	1,806	-	1,806	Asia	4,642	2,722	1,921	(4.0)%	(6.0)%	(6.0)%
2,134	1,529	605	(22)	627	-	627	Latin America & Canada	1,958	1,309	650	(6.8)%	(3.5)%	(3.5)%
$ 16,116	$ 10,487	$ 5,629	$ (137)	$ 5,766	$ -	$ 5,766	**Total Combustible**	$ 16,732	$ 10,704	$ 6,028	**(6.6)%**	**(4.3)%**	**(4.3)%**

2017 Net Revenues[(b)]	2017 Less Excise Taxes[(c)]	2017 Net Revenues excluding Excise Taxes	2017 Less Currency	2017 Net Revenues excluding Excise Taxes & Currency	2017 Less Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions	Reduced-Risk Products	2016 Net Revenues[(b)]	2016 Less Excise Taxes[(c)]	2016 Net Revenues excluding Excise Taxes	% Change in Reduced-Risk Products Net Revenues excluding Excise Taxes: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 36	$ 5	$ 31	$ (1)	$ 33	$ -	$ 33	European Union	$ 9	$ 0	$ 9	+100%	+100%	+100%
8	1	7	0	7	-	7	EEMA	(1)	0	(1)	+100%	+100%	+100%
396	0	396	18	379	-	379	Asia	47	-	47	+100%	+100%	+100%
0	0	0	0	0	-	0	Latin America & Canada	1	0	0	20.0%	12.5%	12.5%
$ 440	$ 5	$ 435	$ 17	$ 418	$ -	$ 418	**Total RRPs**	$ 56	$ 1	$ 55	**+100%**	**+100%**	**+100%**
$ 16,556	$ 10,492	$ 6,064	$ (120)	$ 6,184	$ -	$ 6,184	**PMI Total**	$ 16,788	$ 10,705	$ 6,083	**(0.3)%**	**1.7%**	**1.7%**

(a) Net revenue amounts for our combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our cigarettes and other tobacco products combined. Other tobacco products primarily include tobacco for roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos and do not include reduced-risk products

(b) Net revenue amounts for our reduced-risk products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our heated tobacco units, our *IQOS* devices and related accessories, and other nicotine-containing products, which primarily include our e-vapor products. Reduced-risk products is the term we use to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. We have a range of reduced-risk products in various stages of development, scientific assessment and commercialization. Because our reduced-risk products do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

(c) PMI often collects excise taxes from its customers and then remits them to governments, and, in those circumstances, PMI includes the excise taxes in its net revenues and in excise taxes on products. In some jurisdictions, including Japan, PMI is not responsible for collecting excise taxes

Note: Sum of product categories or Regions might not foot to PMI total due to rounding

34

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Selected Financial Data by Product Category
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2017								2016			% Change in Combustible Products Net Revenues excluding Excise Taxes		
Net Revenues[(a)]	Less Excise Taxes[(c)]	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions	Combustible Products	Net Revenues[(a)]	Less Excise Taxes[(c)]	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 6,862	$ 4,802	$ 2,060	$ (89)	$ 2,150	$ -	$ 2,150	European Union	$ 7,122	$ 4,979	$ 2,143	(3.8)%	0.3%	0.3%
4,474	2,815	1,659	(61)	1,720	-	1,720	EEMA	4,531	2,867	1,664	(0.3)%	3.4%	3.4%
4,816	2,981	1,835	(19)	1,854	-	1,854	Asia	5,100	3,079	2,022	(9.2)%	(8.3)%	(8.3)%
2,538	1,790	748	(21)	768	-	768	Latin America & Canada	2,164	1,467	697	7.3%	10.2%	10.2%
$ 18,691	$ 12,388	$ 6,302	$ (190)	$ 6,493	$ -	$ 6,493	**Total Combustible**	$ 18,917	$ 12,391	$ 6,526	(3.4)%	(0.5)%	(0.5)%

2017								2016			% Change in Reduced-Risk Products Net Revenues excluding Excise Taxes		
Net Revenues[(b)]	Less Excise Taxes[(c)]	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions	Reduced-Risk Products	Net Revenues[(b)]	Less Excise Taxes[(c)]	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 59	$ 9	$ 50	$ (2)	$ 52	$ -	$ 52	European Union	$ 12	$ 1	$ 11	+100%	+100%	+100%
18	2	16	-	16	-	16	EEMA	-	-	-	+100%	+100%	+100%
551	2	549	(2)	551	-	551	Asia	111	-	111	+100%	+100%	+100%
1	0	1	-	1	-	1	Latin America & Canada	1	0	0	+100%	+100%	+100%
$ 628	$ 13	$ 615	$ (4)	$ 620	$ -	$ 620	**Total RRPs**	$ 124	$ 1	$ 123	+100%	+100%	+100%
$ 19,319	$ 12,402	$ 6,917	$ (195)	$ 7,112	$ -	$ 7,112	**PMI Total**	$ 19,041	$ 12,392	$ 6,649	4.0%	7.0%	7.0%

(a) Net revenue amounts for our combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our cigarettes and other tobacco products combined. Other tobacco products primarily include tobacco for roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos and do not include reduced-risk products

(b) Net revenue amounts for our reduced-risk products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our heated tobacco units, our *IQOS* devices and related accessories, and other nicotine-containing products, which primarily include our e-vapor products. Reduced-risk products is the term we use to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. We have a range of reduced-risk products in various stages of development, scientific assessment and commercialization. Because our reduced-risk products do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

(c) PMI often collects excise taxes from its customers and then remits them to governments, and, in those circumstances, PMI includes the excise taxes in its net revenues and in excise taxes on products. In some jurisdictions, including Japan, PMI is not responsible for collecting excise taxes

Note: Sum of product categories or Regions might not foot to PMI total due to rounding

35

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)

2017 Net Revenues	2017 Less Excise Taxes	2017 Net Revenues excluding Excise Taxes	2017 Less Currency	2017 Net Revenues excluding Excise Taxes & Currency	2017 Less Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions		2016 Net Revenues	2016 Less Excise Taxes	2016 Net Revenues excluding Excise Taxes	% Change in Net Revenues excluding Excise Taxes: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 12,810	$ 8,960	$ 3,850	$ (147)	$ 3,997	$ -	$ 3,997	European Union	$ 13,277	$ 9,259	$ 4,018	(4.2)%	(0.5)%	(0.5)%
8,187	5,035	3,152	(161)	3,313	-	3,313	EEMA	8,528	5,262	3,266	(3.5)%	1.4%	1.4%
10,205	5,580	4,625	35	4,590	-	4,590	Asia	9,901	5,800	4,101	12.8%	11.9%	11.9%
4,673	3,319	1,354	(42)	1,396	-	1,396	Latin America & Canada	4,123	2,776	1,347	0.5%	3.6%	3.6%
$ 35,875	$ 22,894	$ 12,981	$ (315)	$ 13,296	$ -	$ 13,296	**PMI Total**	$ 35,829	$ 23,097	$ 12,732	2.0%	4.4%	4.4%

2017 Operating Companies Income	2017 Less Currency	2017 Operating Companies Income excluding Currency	2017 Less Acquisitions	2017 Operating Companies Income excluding Currency & Acquisitions		2016 Operating Companies Income	% Change in Operating Companies Income: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 1,741	$ (89)	$ 1,830	$ -	$ 1,830	European Union	$ 1,976	(11.9)%	(7.4)%	(7.4)%
1,423	(99)	1,522	-	1,522	EEMA	1,427	(0.3)%	6.7%	6.7%
1,688	29	1,659	-	1,659	Asia	1,527	10.5%	8.6%	8.6%
445	(52)	497	-	497	Latin America & Canada	453	(1.8)%	9.7%	9.7%
$ 5,297	$ (211)	$ 5,508	$ -	$ 5,508	**PMI Total**	$ 5,383	(1.6)%	2.3%	2.3%

36

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)

2017								2016			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisi-tions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 1,741	$ -	$ 1,741	$ (89)	$ 1,830	$ -	$ 1,830	European Union	$ 1,976	$ -	$ 1,976	(11.9)%	(7.4)%	(7.4)%
1,423	-	1,423	(99)	1,522	-	1,522	EEMA	1,427	-	1,427	(0.3)%	6.7%	6.7%
1,688	-	1,688	29	1,659	-	1,659	Asia	1,527	-	1,527	10.5%	8.6%	8.6%
445	-	445	(52)	497	-	497	Latin America & Canada	453	-	453	(1.8)%	9.7%	9.7%
$ 5,297	**$ -**	**$ 5,297**	**$ (211)**	**$ 5,508**	**$ -**	**$ 5,508**	**PMI Total**	**$ 5,383**	**$ -**	**$ 5,383**	**(1.6)%**	**2.3%**	**2.3%**

2017							2016			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 1,830	$ 3,997	45.8%	$ 1,830	$ 3,997	45.8%	European Union	$ 1,976	$ 4,018	49.2%	(3.4)	(3.4)
1,522	3,313	45.9%	1,522	3,313	45.9%	EEMA	1,427	3,266	43.7%	2.2	2.2
1,659	4,590	36.1%	1,659	4,590	36.1%	Asia	1,527	4,101	37.2%	(1.1)	(1.1)
497	1,396	35.6%	497	1,396	35.6%	Latin America & Canada	453	1,347	33.6%	2.0	2.0
$ 5,508	**$ 13,296**	**41.4%**	**$ 5,508**	**$ 13,296**	**41.4%**	**PMI Total**	**$ 5,383**	**$ 12,732**	**42.3%**	**(0.9)**	**(0.9)**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

37

38 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Six Months Ended June 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 2.17$ 2.13$ 1.9% Adjustments: Asset impairment and exit costs - - Tax items (0.04) - Adjuste iluted EPS 2.13$ 2.13$ - % Less: Currency impact (0.11) Adjusted Diluted EPS, excluding Currency 2.24$ 2.13$ 5.2%

39 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Six Months Ended June 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 2.17$ 2.13$ 1.9% Less: Currency impact (0.11) Reported Diluted EPS, excluding Currency 2.28$ 2.13$ 7.0%

2017 Second-Quarter Results July 20, 2017